Exhibit 99.1
Growing Forward AGA Financial Forum May 2010 John G. Russell President and COO, Consumers Energy Thomas J. Webb Executive Vice President and CFO

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Recent Announcements Union ratified contract Five-year duration Increased health care cost sharing Access only retiree health care for new employees Legacy costs eliminated for new employees Increased operational flexibility Big Rock decommissioning ($85 million) MPSC authorized refund over 7 months Aligns with electric rate case self-implementation Gas Rate Case final order Management transition

Long-term Strategy Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Consistent financial performance

.. . . . continues on track. _ _ _ _ _ a Excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Dividend Annual ¢/share Payout 8% Growth 6%-8% Growth $1.20 $1.25 $1.21 b $1.26 Actual Guidance Adjusted EPS (non-GAAP)a Growth . . . . 25% 30% 40% 44% 60¢ $1.35 0.84 1.08 0.96 0.90 $0.81 0.80 1.00 0.90 0.85 $0.80 50¢ 36¢ 20¢ 2003 2004 2005 2006 2007 2008 2009 2010 Future

Performance 47% improvement from 2006. Employee Safety Moved into 1st quartile from 2008. Cost Management - 2009 Recordable Incident Rate 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Oliver Wyman Benchmarking Study (July 2009) Consumers Energy Movement from 2008 Study 6.1 7.0 4.5 3.2 2006 Baseline 2007 2008 2009

Reliability 26% improvement from 2006. Distribution 39% improvement from 2006. Generation Customer Minutes Equivalent Forced Outage Rate 337 274 275 249 2006 Baseline 2007 2008 2009 9.0% 6.3% 5.5% 5.5% 2006 Baseline 2007 2008 2009

Balanced Energy Plan Diverse and balanced plan 935 MW natural gas plant purchased in 2008 New clean coal facility Energy efficiency reduction of 5.5% by 2015 Incentive achieved in 2009 - $6 million 10% Renewable portfolio standard by 2015

Consumers Energy Investments Lake Winds Energy Park - 100 MW Located in West Michigan 16,000 acres Turbine RFP issued; award in 2010 Ready access to transmission Operational 2012 Cross Winds Energy Park - 350 MW Located in East Michigan 35,000 acres Additional transmission needed Operational 2015 and 2017 Lake Winds Energy Park Cross Winds Energy Park

Risk Mitigation through 2008 Energy Law Supply Renewable energy plan Energy optimization Certificate of Necessity process Retail open access cap Ratemaking File and implement ratemaking Forward test year Decoupling Uncollectibles tracker ? ? ? ? ? ? Law Implementation ? ? ? ? ? ? Law mitigated several key risks. Implementation underway. ? ? ? ?

Manage Customer Rates Current residential rates below Michigan average Current residential rates below National average Source: Electric Rates - Michigan Public Service Commission (May 2010); Gas Rates - Energy Information Administration (Feb 2010) 2006-2009 % Electric Rates Gas Rates Fuel +4 Fuel +3 Fuel -2 Fuel -2 Customer EO/ Smart Grid Opportunities Customer EO/ Smart Grid Opportunities Flat Flat 2009-2012 2006-2009 2009-2012 Base +3 Base +3 Base +2 Base +2 +6% +7% 0 2 4 6 8 10 2006-2009 2009-2012 2006-2009 2009-2012

Electricity Cost / Disposable Income



Highest 25 States – 3.1% - 5.4%
Lowest 25 States – 1.8% - 3.0%
National Average 3.4%
2.4%
Lowest 10 States
1.8% - 2.6%
CO UT MN NM WA WY NH ID MI CA IL WI KS RI NE AK OR MT ND DC NJ IA SD MA VT VA OH WV ME IN MS MD PA NY NV OK GA KY CT DE AZ AR HI NC SC TN FL AL LA TX MS

Source: Moody's Global Infrastructure – U.S. Regulated Electric Utilities – July 2009

Michigan among the lowest 10 states in terms of electricity cost.

12

Regulatory Timeline Second year under new, comprehensive Michigan energy law. 2009 2010 2010 2010 2010 2010 2010 2010 2010 2010 2011 Fourth Quarter Fourth Quarter First Quarter First Quarter Second Quarter Third Quarter Fourth Quarter Fourth Quarter First Quarter Gas Rate Case U-15986 Self-implemented $89 M Self-implemented $89 M Final Order May Electric General Rate Case U-16191 Filed $178 M Filed $178 M Filed $178 M Self-implement July Final Order January Big Rock Point U-15611 $85 M refund $85 M refund $85 M refund $85 M refund $85 M refund "Show Cause" U-16113 (forestry and O&M in 2007) MPSC Staff $27 M refund ALJ PFD "no refund" MPSC Staff $27 M refund ALJ PFD "no refund" MPSC Staff $27 M refund ALJ PFD "no refund" 2007 PSCR (HSC and crane collapse) Final Order $11 M refund Final Order $11 M refund CE filed for rehearing Electric Decoupling Reconciliation U-15645 File Clean Coal Plant Air permit rec'd December File Certificate of Necessity "Cushion"

Electric Sales Trends (weather adjusted) . . . . Electric Sales Year-to-Year Comparison 0 (7)% Decline over three years ('79 -'82 recession) 2008 2009 -2% -3% .. . . . industrial sales showing signs of turnaround. 2010 +2% First Quarter Full Year 15,000 20,000 25,000 30,000 35,000 40,000 1975 1982 1989 1996 2003 2010 GWh -11% -4% -6% -4% -2% -3% +8% +12% +2% +2% 2009 2010 2008 2009 2010 Industrial Sales Total Sales

Economic Indicators -- Autos U.S. auto production up 62% through May 1. Amount Percent (000) U.S. Auto Production 1,544 +62% - Ford 284 57 - GM 361 65 - Chrysler 190 58 2010 2009 Inventory 53 84 May 1, 2010 YTD over 2009 April Days Supply

Utility Risk Mitigation . . . . Sales $6.3 Billion $5.6 Billion Interest expense 5% Tree trimming and UAs "Tracked" .. . . . enhanced with decoupling and new "UA" tracker. Decoupled Efficiency Economy Weather Possible in May Cost Fuel 62% O&M & other 21% Investment 11% "Pass Thru" Electric 60% Gas 40%

Investment Plan 6%-8% Utility Investment Drives . . . . Rate Base a Bils $ Present Rate Base 2009 2010 2011 2012 2013 2014 Average Rate Base (bils) $9.8 $10.5 $11.4 $12.6 $13.8 .. . . . EPS growth at responsible rates. Investment 2010-14 Lifetime (mils) (bils) Base capital $ 4,330 Choices in Plan Clean coal plant $ 995 $1.9 Smart Grid 730 0.9 Renewables 570 1.3 Electric reliability and other 405 Gas compression and pipelines 180 Total Choices in Plan $ 2,880 Total Capital 2010-14 $ 7,210 Examples of Coal Plant Alternative Gas storage $150 Gas distribution 150 Gas transmission 200 Electric reliability 200 Electric generation 250 Total investment $950 _ _ _ _ _ a Reflects removal of DOE liability from rate base effective May 2009 0 ? ? 5 6 7 8 9 10 11 12 13 14 2009 2010 2011 2012 2013 2014 Clean coal plant Smart Grid Renewables Electric reliability and other Gas compression and pipelines Environmental Customer growth Maintenance Depreciation

Utility Investment Also Drives . . . . Billions $ Cash flow before dividend $1.3 $2.0 Interest Working capital and taxes Base Capex .. . . . operating cash flow growth. Cash flow before choices $1.4 $1.5 $1.7 $1.8 Operating cash flow a up $0.1 billion per year Investment choices _ _ _ _ _ a Non-GAAP (1.0) (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 2009 2010 2011 2012 2013 2014

.. . . . continues on track. _ _ _ _ _ a Excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Dividend Annual ¢/share Payout 8% Growth 6%-8% Growth $1.20 $1.25 $1.21 b $1.26 Actual Guidance Adjusted EPS (non-GAAP)a Growth . . . . 25% 30% 40% 44% 60¢ $1.35 0.84 1.08 0.96 0.90 $0.81 0.80 1.00 0.90 0.85 $0.80 50¢ 36¢ 20¢ 2003 2004 2005 2006 2007 2008 2009 2010 Future

Key Takeaways . . . . Utility investment - visible: EPS growth of 6%-8% annually Operating cash flow growth of ^$100 million annually NOLs - avoid new equity near term Regulatory framework -- constructive Risks -- mitigated Dividend payout ratio -- growing .. . . . continued track record of strong results.

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including MTM	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding MTM	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including MTM	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding MTM	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
* Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.

2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including MTM	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding MTM	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including MTM	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding MTM	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103	$46	$79	$61	$289

After-tax items:
Electric and gas utility	—	1	6	5	12
Enterprises	*	(4)	(* )	1	(3)
Corporate interest and other	—	—	(6)	1	(5)
Discontinued operations (income) loss	(* )	1	(1)	*	*

Adjusted income — non-GAAP	$103	$44	$78	$68	$293

Average shares outstanding, basic	223.5	223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6	239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44	$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—	0.01	0.02	0.03	0.05
Enterprises	*	(0.02)	0.01	*	(0.01)
Corporate interest and other	—	—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(* )	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP (a)	$0.44	$0.19	$0.33	$0.30	$1.25

(a)	Including discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.43, $0.17, $0.32, $0.30, and $1.21, respectively.

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2008 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2008	2007	2008	2007

Electric Utility
Reported	$0.17	$0.17	$1.16	$0.88
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.02	—	0.03	—
Asset Sales Loss and Other, net	—	—	*	0.01

Adjusted	$0.19	$0.17	$1.19	$0.83

Gas Utility	.
Reported	$0.19	$0.15	$0.38	$0.39
Dilution Impact	—	—	—	(0.03)
Unrealized Investment Loss	0.01	—	0.02	—
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.20	$0.15	$0.40	$0.37

Enterprises
Reported	$0.01	$(0.97)	$0.06	$(1.75)
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.55
Asset Sales (Gain) Loss and Other, net	—	0.99	(0.02)	1.25

Adjusted	$0.01	$0.02	$0.05	$0.05

Corporate Interest and Other
Reported	$(0.10)	$0.09	$(0.37)	$(0.14)
Dilution Impact	—	—	—	0.03
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.05
Asset Sales Gain and Other, net	—	(0.17)	(0.03)	(0.35)

Adjusted	$(0.10)	$(0.08)	$(0.39)	$(0.41)

Discontinued Operations
Reported	$—	$(0.01)	$—	$(0.40)
Discontinued Operations Loss	—	$0.01	—	0.40

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.27	$(0.57)	$1.23	$(1.02)
Discontinued Operations Loss	—	0.01	—	0.40
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.03	—	0.07	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.60
Asset Sales (Gain) Loss and Other, net	—	0.82	(0.05)	0.92

Adjusted	$0.30	$0.26	$1.25 (a)	$0.84

Average Common Shares Outstanding — Diluted (in millions)	226.6	223.4	234.8	222.6

(a)	$1.21 including discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

*	Less than $0.01 per share.

2008 A-2

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$102		$44	$78	$60		$284

After-tax items:
Electric and gas utility	—		1	6	5		12
Enterprises	*		(4)	*	1		(3)
Corporate interest and other	—		—	(6)	1		(5)
Discontinued operations (income) loss	(1)		1	(1)	*		(1)

Adjusted income — non-GAAP	$101		$42	$77	$67		$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3		225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1		236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26		$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03		0.05
Enterprises	*		(0.02)	0.01	0.01		(0.02)
Corporate interest and other	—		—	(0.03)	*		(0.02)
Discontinued operations (income) loss	(*	)	—	(0.01)	*		(* )

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30		$1.21

(In millions, except per share amounts)	2009
	1Q		2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70		$75	$67	$6		$218

After-tax items:
Electric and gas utility	—		—	—	79		79
Enterprises	*		16	2	4		22
Corporate interest and other	*		1	1	(1)		1
Discontinued operations (income) loss	1		(25)	1	3		(20)

Adjusted income — non-GAAP	$71		$67	$71	$91		$300

Average shares outstanding, basic	226.6		226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2		234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30		$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—		—	—	0.33		0.33
Enterprises	*		0.07	0.01	0.02		0.09
Corporate interest and other	*		*	*	(*	)	0.01
Discontinued operations (income) loss	0.01		(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31		$0.28	$0.30	$0.38		$1.26

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.

2009 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended				Twelve Months Ended
December 31	2009		2008		2009	2008

Electric Utility
Reported		$(0.10)		$0.17	$0.82		$1.16
Unrealized Investment Loss		—		0.01	—		0.03
Asset Sales Loss and Other, net		0.33		—	0.33		*

Adjusted		$0.23		$0.18	$1.15		$1.19

Gas Utility
Reported		$0.18		$0.19	$0.41		$0.38
Unrealized Investment Loss		—		0.01	—		0.02

Adjusted		$0.18		$0.20	$0.41		$0.40

Enterprises
Reported	$	(* )	$	*	$(0.03)		$0.06
Unrealized Investment Loss		—		*	—		0.01
Asset Sales (Gain) Loss and Other, net		0.02		0.01	0.09		(0.03)

Adjusted		$0.02		$0.01	$0.06		$0.04

Corporate Interest and Other
Reported		$(0.05)		$(0.10)	$(0.37)		$(0.40)
Unrealized Investment Loss		—		0.01	—		0.01
Asset Sales (Gain) Loss and Other, net		(* )		*	0.01		(0.03)

Adjusted		$(0.05)		$(0.09)	$(0.36)		$(0.42)

Discontinued Operations
Reported		$(0.01)	$	(* )	$0.08	$	*
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )

Adjusted		$—		$—	$—		$—

Totals
Reported		$0.02		$0.26	$0.91		$1.20
Discontinued Operations (Income) Loss		0.01		*	(0.08)		(* )
Unrealized Investment Loss		—		0.03	—		0.07
Asset Sales (Gain) Loss and Other, net		0.35		0.01	0.43		(0.06)

Adjusted		$0.38		$0.30	$1.26		$1.21 (a)

Average Common Shares Outstanding — Diluted (in millions)		243.0		228.1	237.9		236.2

*	Less than $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2009 A-2

Consumers Energy
Gross Margin Reconciliation
December 31, 2009
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures
in millions (unaudited)

Year Ended December 31, 2009	Electric	Gas utility	Consolidated

Reported Operating Revenue — GAAP	$3,407	$2,556	$5,963
Less intersystem sales, net	94	—	94

Adjusted Operating Revenue — non-GAAP	$3,313	$2,556	$5,869

Energy costs:
Fuel for electric generation	460	—	460
Purchased and interchange power	1,151	—	1,151
Purchased power — related parties	81	—	81
Cost of gas	—	1,778	1,778

Gross margin — non-GAAP	$1,621	$778	$2,399

Other operating and maintenance expenses	646	399	1,045
Depreciation and amortization	441	118	559
General taxes	149	60	209
Loss (gain) on asset sales, net	(9)	—	(9)

Total Operating Expenses	$2,919	$2,355	$5,274

Adjusted Operating Income — non-GAAP	$394	$201	$595
Plus intersystem sales, net	94	—	94

Reported Operating Income — GAAP	$488	$201	$689

2009 A-3

CMS Energy
Reconciliation of Operating Cash Flow to GAAP Operating Activities
(unaudited)

		Target
	2009	2010
	Amount	Amount
	(bils)	(bils)

Consumers Operating (Consumers PTOI[1] + Depreciation)	$1.3	$1.4
Enterprises (Project Cash Flows)	*	*

Operating Cash Flow	$1.3	$1.4	non-GAAP

Other operating activities including taxes, interest payments, and working capital	(0.5)	(0.4)

Net cash provided by operating activities	$0.8	$1.0	GAAP

[1]	PTOI=Pre-tax operating income

*	Less than $100 million.

2009 A-4

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

2010
(In millions, except per share amounts)	1Q
Reported net income — GAAP	$85

After-tax items:
Electric and gas utility	6
Enterprises	1
Corporate interest and other	*
Discontinued operations loss	1

Adjusted income — non-GAAP	$93

Average shares outstanding, basic	228.0
Average shares outstanding, diluted	246.5

Reported earnings per share — GAAP	$0.34

After-tax items:
Electric and gas utility	0.03
Enterprises	*
Corporate interest and other	*
Discontinued operations loss	0.01

Adjusted earnings per share — non-GAAP	$0.38

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2010 A-1

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended
March 31	2010	2009
Electric Utility
Reported	$0.16	$0.17
Downsizing Program and Other	0.02	—

Adjusted	$0.18	$0.17

Gas Utility
Reported	$0.27	$0.25
Downsizing Program and Other	0.01	—

Adjusted	$0.28	$0.25

Enterprises
Reported	$0.04	$0.01
Downsizing Program and Other	*	*

Adjusted	$0.04	$0.01

Corporate Interest and Other
Reported	$(0.12)	$(0.12)
Downsizing Program and Other	*	*

Adjusted	$(0.12)	$(0.12)

Discontinued Operations
Reported	$(0.01)	$(0.01)
Discontinued Operations Loss	0.01	0.01

Adjusted	$—	$—

Totals
Reported	$0.34	$0.30
Discontinued Operations Loss	0.01	0.01
Downsizing Program and Other	0.03	*

Adjusted	$0.38	$0.31

Average Common Shares Outstanding — Diluted (in millions)	246.5	233.2

*	Less than $0.01 per share.

2010 A-2

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,430	$(210)	$(221)	$—	$—	$23	$35	$—	$—	$1,057
Other working capital	(115)	—	—	(97)	89	—	—	—	—	(123)

Sources	$1,315	$(210)	$(221)	$(97)	$89	$23	$35	$—	$—	$934	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(97)	—	—	97	—	—	—	—	—	—
Capital expenditures	(1,035)	—	—	—	—	—	—	—	—	(1,035)
Dividends/tax sharing to CMS	(545)	210	—	—	—	—	—	—	335	—

Uses	$(1,900)	$210	$221	$97	$—	$—	$—	$2	$335	$(1,035)	Net cash provided by investing activities

Cash flow	$(585)	$—	$—	$—	$89	$23	$35	$2	$335	$(101)	Cash flow from operating and investing activities

Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	550	—	—	—	—	—	—	—	—	550
Retirements	(310)	—	—	—	—	(23)	(35)	—	(335)	(703)
Net short-term financing & other	81	—	—	—	(89)	—	—	—	—	(8)

Financing	$571	$—	$—	$—	$(89)	$(23)	$(35)	$(2)	$(335)	$87	Net cash provided by financing activities

Net change in cash	$(14)	$—	$—	$—	$—	$—	$—	$—	$—	$(14)	Net change in cash

Cash at year end 2010	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2010

2010 A-3

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$545	$(124)	$(30)	$—	$—	$—	$391
Enterprises	35						35
Insurance settlement	50	—	—	(55)	—	(10)	(15)

Sources	$630	$(124)	$(30)	$(55)	$—	$(10)	$411	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(30)	—	30	—	—	—	—
Pension Contributions	(3)	—	—	3	—	—	—
Equity infusions	(250)	—	—	52	—	(57)	(255)

Uses (a)	$(470)	$124	$30	$55	$11	$(57)	$(307)	Net cash provided by investing activities

Cash flow	$160	$—	$—	$—	$11	$(67)	$104	Cash flow from operating and investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$47	$336
Retirements	(67)	—	—	—	—	—	(67)
Net short-term financing & other	(19)	—	—	—	—	—	(19)
Common dividend	(137)	—	—	—	—	—	(137)

Financing	$77	$—	$—	$—	$(11)	$47	$113	Net cash provided by financing activities

Net change in cash	$237	$—	$—	$—	$—	$(20)	$217	Net change in cash

Cash at year end 2010	$260	$—	$—	$—	$—	$8	$268	Cash at year end 2010

(a)	Includes other and roundings
2010 A-4

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$934	$411	$(335)	$—	$1,010	Net cash provided by operating activities

Net cash provided by investing activities	(1,035)	(307)	—	250	(1,092)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(101)	$104	$(335)	$250	$(82)	Cash flow from operating and investing activities

Net cash provided by financing activities	$87	$113	$335	$(250)	$285	Net cash provided by financing activities

Net change in cash	$(14)	$217	$—	$—	$203	Net change in cash

Cash at year end 2010	$25	$268	$—	$—	$293	Cash at year end 2010

2010 A-5

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)
Consumers Operating (Consumers PTOI + Depreciation)	$1,430
Enterprises (Project Cash Flows)	35

Operating Cash Flow	$1,465	non-GAAP

Other operating activies including taxes, interest payments and working capital	(455)

Net cash provided by operating activites	$1,010	GAAP

2010 A-6

Appendix

ELECTRIC RATE CASE U-16191*
On January 22, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a June 2011 test year. The request seeks authority to recover new investment in system reliability, environmental compliance and technology enhancements. These investments are part of the Company’s Growing Forward strategy which calls for investing more than $6 billion in utility operations over the next five years. The proposed overall rate of return is based on an 11.0% authorized return on equity. If approved, the request would increase customer rates by an average of 5.2%. The $178 million request is detailed below.

Item	$ Millions	Explanation
1. O&M	$49	Generation reliability and environmental: $25
		Technology: $24

2. Gross Margin	5	Reduced third-party revenues; lower sales will be addressed in sales decoupling mechanism.

3. Investment	106	Net plant (distribution and generation reliability, environmental and technology): $72
		Working capital: $29
		Depreciation and property taxes: $21
		DOE Liability: ($5)
		Taxes, AFUDC, and other: ($11)

4. Cost of Capital	18	Higher return on equity (11% vs. 10.7%): $12
		Other capitalization costs: $6

Total	$178

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15645)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	44.80%	41.77%	5.92%	2.47%
Short Term Debt	0.78	1.51	3.96	0.06
Preferred Stock	0.48	0.44	4.46	0.02
Common Equity	40.51	41.49 (1)	11.00	4.56
Deferred FIT	12.80	14.26	0.00	0.00
JDITC/Other	0.63	0.53	8.50	0.05

	100.00%	100.00%		7.16	%(2)

	Existing
Rate Base and Return	(U-15645)	As Filed
Rate Base ($ billions)	$6.16	$6.97
Return on Rate Base	6.98%	7.16%
Return on Equity	10.70%	11.00%

(1)	Equivalent to 49.57% on a financial basis.

(2)	Equivalent to 10.10% pre-tax basis.
ELECTRIC RATE CASE SCHEDULE

Staff & Intervenors File Testimony	June 10, 2010
Consumers Files Self-implementation Rates	June 28, 2010
Rebuttal Testimony	July 1, 2010
Motions to Strike Testimony	July 8, 2010
Replies to Motions to Strike	July 13, 2010
Self-implementation Under PA 286	July 22, 2010
Cross of all Witnesses	July 15-28, 2010
Initial Briefs	August 26, 2010
Reply Briefs	September 16, 2010
Proposal for Decision	November 1, 2010
Commission Order	By January 21, 2011

*	Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html

GAS RATE CASE U-15986*
On March 24, 2010, the Administrative Law Judge (ALJ) filed his Proposal for Decision (PFD) in Consumers Energy’s request for gas rate relief. If adopted, the ALJ’s recommendation would result in a base rate increase of $69 million, which is $20 million less than the amount implemented by the Company in November. The ALJ’s recommended increase is $4 million less than the MPSC’s recommendation (revised per their brief filed on January 27, 2010). The ALJ recommended approval of the revenue decoupling mechanism proposed by the Company, with a modification to reflect weather-normal consumption. He also recommended approval of the pension and OPEB equalization mechanisms (PEM and OEM). He recommended, however, that the MPSC not approve the Company’s proposed Uncollectibles Expense True-Up Mechanism (UETM). Details comparing the ALJ’s position with both the Company’s self-implemented amount and the MPSC Staff’s revised position are provided below:

	Company	Revised
	Self	MPSC	ALJ	Explanation of Variance
Item	Implement	Staff(1)	PFD	Between Company and ALJ
	(mils)	(mils)	(mils)
1. O&M	$17	$12	$12	Uncollectible accounts expense: $(12)
				Standard retirement units:$7
2. Sales	41	38	35	Higher throughput: $(3); (273 Bcf vs. 272 Bcf) Miscellaneous revenues: $(3)
3. Investment	23	23	24	Standard retirement units: $1; Shift from Capital to O&M
4. Cost of Capital	8	0	(2)	Lower Return on Equity: $(10); (10.45% vs. 11.00%)

Total	$89	$73	$69

Ratemaking	Existing	Company	Revised	ALJ
Capital Structure	(U-15506)	Self Implement	MPSC Staff	PFD
Long Term Debt	42.71%	43.43%	43.58%	43.58%
Short Term Debt	0.66	0.58	0.34	0.59
Preferred Stock	0.49	0.46	0.46	0.46
Common Equity	41.78	41.07 (2)	40.78	40.78
Deferred Taxes	12.94	13.17	13.30	13.30
JDITC/Other	1.42	1.29	1.54	1.29

	100.00%	100.00%	100.00%	100.00%

Rate Base and Return	Existing	Company	Revised	ALJ
Percentage	(U-15506)	Self Implement	MPSC Staff	PFD
Rate Base ($ billions)	$2.52	$2.76	$2.75	$2.75
Return on Rate Base	7.03%	7.28%	7.06%	6.99%
Return on Equity	10.55%	11.00%	10.70%	10.45%
GAS RATE CASE SCHEDULE – UPDATED AS OF MARCH 25, 2010

Exceptions	April 7, 2010

Replies to Exceptions	April 21, 2010

Commission Order	May 21, 2010

(1)	The Company assumes this is Staff’s recommended revenue deficiency, based on positions taken in their brief

(2)	Equivalent to 48.34% on a financial basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html

2010 Sensitivities . . . . _ _ _ _ _ a Prior to May Gas Rate Order * Less than 0.5¢ or $500,000 .. . . . mitigated by decoupling and "UA" tracker. Annual Impact (w/trackers) Annual Impact (w/trackers) Annual Impact (w/trackers) Sensitivity EPS FCF (mils) Sales (weather adjusted) vs '09 Electric (37,000 Gwh) Gas (278.1 Bcf) a + 1% + 3 Decoupled + 0.02 + $15 + 10 Gas prices + 0.50 0.01 30 Uncollectible accounts (mils) + 5 0.01 * ROE Electric Gas + 50 bps + 50 + 0.06 + 0.02 + 25 + 10 Stock price (dilution) + $1 share 0.01 0 + + + Appendix 3

Federal Tax Benefits Appendix 4 Year-End Actual Estimate 2009 2010 2011 2012 (bils) (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ .7 $ .2 $ 0 Net NOL cash benefit at 35% $ .5 $ .2 $ .1 0 Credit carry forwards .3 .3 .3 .2 Remaining cash benefit $ .8 $ .5 $ .4 $.2

Sales Decoupling (Residential) First Quarter Approved Rate Case Actual Decoupling Surcharge Average monthly sales per customer (kWh) 745 - 723 = (22) Number of customers (mils) 1.6 x 1.6 Average margin per kWh 6¢ x 6¢ Number of months x 3 Surcharge (mils) = $6 First Quarter electric sales lower than rate case levels - resulting in a surcharge. Appendix 5

Sales and Decoupling ? Appendix 6 Gas Total Sales Y Large customers (5)¢ Y Weather and other (2) Total sales (7)¢ (6)¢ (13)¢ Decoupling recovery 4 NA 4 Net (3)¢ (9)¢ Electric First Quarter 2010 Better/(Worse) than 2009

Retail Open Access Retail Open Access Higher ROA load reduced EPS by about 5¢ in the First Quarter of 2010. % of Total 2010 2009 10% "Bundled" Customer Demand a MW 2010 2009 (5)¢ Cap _ _ _ _ _ a Industrial and commercial 4% Appendix 7 0 2 4 6 8 10 12 First Quarter Second Quarter Third Quarter Fourth Quarter First Quarter 0 500 1,000 1,500 2,000 2,500 3,000 3,500 First Quarter Second Quarter Third Quarter Fourth Quarter First Quarter

"Patient Protection and Affordable Care" Act Amount (mils) Lost deduction $(68) Regulatory asset for Consumers Energy 65 Non-regulated business $ (3) Retiree prescription drug tax subsidy eliminated. ? Appendix 8

Capacity Fuel Mix Midwest ISO - 2009 Consumers Energy - 2009 Appendix 9 Gas 25% Coal 50% Load Modifying Resources 3% Pumped Storage 2% Purchases 4% Oil 5% Nuclear 8% Renewables (Firm) 3% Renewables (Firm) 3% Gas 34% Renewables (Firm) 3% Nuclear 9% Oil 8% Purchases 2% Pumped Storage 11% Coal 34% Renewables (Firm) 3%

Consumers Capital Expenditures Appendix 10 2010-2014 2010 2011 2012 2013 2014 Total (mils) (mils) (mils) (mils) (mils) (mils) Electric Distribution 226 $ 235 $ 202 $ 229 $ 209 $ 1,101 $ Generation 112 141 138 131 56 578 Environmental 141 134 226 339 314 1,154 New customers/other 83 85 125 129 122 544 - $ Base capital 562 $ 595 $ 691 $ 828 $ 701 $ 3,377 $ Gas Distribution 146 $ 144 $ 130 $ 148 $ 156 $ 724 $ New customers/other 48 41 42 45 53 229 Base capital 194 $ 185 $ 172 $ 193 $ 209 $ 953 $ Total base capital 756 $ 780 $ 863 $ 1,021 $ 910 $ 4,330 $ Investment choices: Smart Grid 91 $ 85 $ 221 $ 164 $ 169 $ 730 $ Coal plant (2017) 9 19 119 364 484 995 Renewables (wind) 35 68 209 2 256 570 Electric reliability/other 61 86 110 73 75 405 Pipeline/compression deliverability 83 37 38 16 6 180 Total choices 279 $ 295 $ 697 $ 619 $ 990 $ 2,880 $ Total Utility 1,035 $ 1,075 $ 1,560 $ 1,640 $ 1,900 $ 7,210 $ Forecast Plan

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 04/30/2010
Reflects 4/15/10 payment of $644K of IQ Notes survivors’ option puts (CECo) and reclassing of 8.5% Sr Notes (CMS) to current

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:
F	S	05/15/10	$250,000	4% FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	04/15/11	213,653	8.5% Sr Notes (CMS)
F	U	SHORT-TERM	139,730	*3.375% Convertible Sr Notes Put Date (CMS)

			$728,574

LONG-TERM DEBT:

F	U	12/01/11	$287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			287,500
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	2/1/2020	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	28,667	QUIPS 7.75%(CMS) Pref Sec
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	137,239	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$4,196,106
			$6,187,180	SUBTOTAL

			$6,158,513	SUBTOTAL EXCLUDING PREFERRED SECURITIES

Various Maturity Dates/No Maturity Date Available:
			$226,176	CECo Securitization Bonds (Long-Term & Short-Term) after 04/20/10 payment
			227,118	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 03/31/10
			162,860	CECo DOE Liability as of 04/30/10
			239,698	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 03/31/10 (CMS)
			(36,048)	CMS Net unamortized discount as of 03/31/10
			(4,727)	CECo Net unamortized discount as of 03/31/10

			$7,002,256	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS

				ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	— Date that issue can be put to the Company is used instead of maturity date
Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Convertible Securities Share Dilution Average Annual 2010 Over Stock 4.5% 3.375% 2.875% 5.5% Share 2009 Price Preferred Notes Notes Notes Dilution Dilution (mils) (mils) (mils) (mils) (mils) (%) $13 8.3 3.7 - - 12.0 0% 15 10.7 5.1 2.4 0.4 18.6 3 17 12.6 6.2 4.6 1.8 25.2 6 19 14.1 7.1 6.4 2.8 30.4 8 Outstanding (mils) $238 $140 $288 $173 Conversion Price a $8.962 $9.667 $13.362 $14.463 Trigger Price 10.75 11.60 16.03 18.80 Principal amount paid in cash; premium in stock. _ _ _ _ _ a As of May 2010; will be adjusted for future dividend payments Appendix 12

Fact Sheets

Consumers Electric Utility Financial & Operating Statistics

Years Ended December 31	2009	2008	2007	2006	2005

ELECTRIC REVENUE AND POWER COSTS (Millions)
Residential	$1,387	$1,414	$1,326	$1,279	$1,069
Commercial	1,099	1,129	1,111	1,062	878
Industrial	677	810	775	764	553
Other	36	32	30	29	26

Total revenue from customers	$3,199	$3,385	$3,242	$3,134	$2,526
Wholesale	19	22	23	22	18
Intersystem	94	113	92	45	46
Retail open access/direct access	31	15	15	17	28
Miscellaneous	64	59	71	84	83

Total electric utility revenue	$3,407	$3,594	$3,443	$3,302	$2,701

Fuel for electric generation	$460	$483	$385	$436	$464
Purchased and interchange power	1,232	1,388	1,449	1,135	818

DEPRECIATION AND AMORTIZATION	$441	$438	$397	$380	$292

OPERATING INCOME (Millions)	$488	$576	$413	$411	$342

NET INCOME (Millions)	$194	$271	$196	$199	$153

DELIVERIES (Million kWhs)
System sales
Residential	12,386	12,854	13,206	12,975	13,286
Commercial	11,211	11,969	12,384	12,199	11,221
Industrial	9,290	10,563	11,153	11,143	9,685
Other	230	225	231	227	229

Total sales to ultimate customers	33,117	35,611	36,974	36,544	34,421
Wholesale	328	333	496	498	468
Retail open access/direct access	2,326	1,541	1,364	1,455	4,056
Intersystem	1,277	1,176	1,329	814	3,624

Total electric system deliveries	37,048	38,661	40,163	39,311	42,569

AVERAGE ELECTRIC REVENUE (¢/kWh)
Residential	11.20	11.00	10.04	9.86	8.05
Commerical	9.80	9.43	8.98	8.71	7.82
Industrial	7.29	7.67	6.95	6.86	5.70
Other	15.65	14.22	12.99	12.78	11.45

Total	9.66	9.51	8.77	8.58	7.34

ELECTRIC CUSTOMERS BILLED (At December 31)
Residential	1,566,980	1,584,752	1,575,386	1,570,113	1,565,601
Commercial	210,223	208,931	211,365	211,718	211,273
Industrial	8,770	8,505	8,619	8,638	8,595
Retail Open Access/Direct Access	861	642	642	839	1,307
Other	1,282	2,045	2,025	2,009	1,972

Total	1,788,116	1,804,875	1,798,037	1,793,317	1,788,748

AUTHORIZED RETURN ON EQUITY	10.70%	10.70%	11.15%	11.15%	11.15%

EARNED RETURN ON EQUITY-FINANCIAL	6.4% [1]	9.4%	7.5%	8.9%	8.0%

RATE BASE (At December 31) ($ Millions)	$6,549	$6,175	$5,407	$5,088	$4,839

COOLING DEGREE DAYS
Normal degree days in calendar year	558	558	558	558	558
Actual degree days	379	542	773	613	916
Percent warmer (colder) than normal	(32.1)	(2.9)	38.5	9.9	64.2
Increase (decrease) from normal in:
Electric deliveries (millions of kWh)	(461)	146	736	118	1,359
EPS	$(0.09)	$0.02	$0.09	$0.01	$0.14

[1]	9.1% excluding Big Rock Decommissioning refund

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com

Consumers Electric Utility Supplemental Operating Statistics

Years Ended December 31	2009		2008		2007		2006		2005

FUEL COST ($/MMBtu)
Coal	2.37		2.01		2.04		2.09		1.78
Oil	9.59		11.54		8.21		8.68		5.98
Gas	6.57		10.94		10.29		8.92		9.76
Nuclear	0.00		0.00		0.42		0.24		0.34
Weighted average for all fuels	2.56		2.47		2.07		1.72		1.64

FUEL COST FOR GENERATION (%)
Coal	90.6		81.0		97.9		88.2		76.6
Oil and gas	2.5		4.1		9.1		6.7		14.4
Nuclear	0.0		0.0		2.2		3.7		5.4
Combustion turbine	6.8		14.6		0.9		0.8		1.8
Nox allowances	0.1		0.3		(10.2)		0.6		1.8

POWER GENERATED (Millions of kWhs)
Coal	17,255	47.3%	17,701	45.5%	17,903	44.3%	17,744	44.6%	19,711	65.8%
Nuclear	0	0.0%	0	0.0%	1,781	4.4%	5,904	14.9%	6,636	18.7%
Oil	14	0.0%	41	0.1%	112	0.3%	48	0.1%	225	0.7%
Gas	565	1.5%	804	2.1%	129	0.3%	161	0.4%	356	0.1%
Hydro	466	1.3%	454	1.2%	416	1.0%	485	1.2%	387	1.6%
Net pumped storage (a)	(303)	-0.8%	(382)	-1.0%	(478)	-1.2%	(426)	-1.1%	(516)	-1.9%

Total net generation	17,997	49.4%	18,618	47.8%	19,863	49.2%	23,916	60.2%	26,799	84.9%

Purchased and interchange:
Non-utility generation	11,538	31.6%	13,643	35.1%	12,502	31.0%	8,594	21.6%	8,999	3.6%
Net interchange power	6,925	19.0%	6,653	17.1%	8,009	19.8%	7,244	18.2%	1,772	11.5%

Total net purchased and interchange power	18,463	50.6%	20,296	52.2%	20,511	50.8%	15,838	39.8%	10,771	15.1%

Total net power supply	36,460	100.0%	38,914	100.0%	40,374	100.0%	39,754	100.0%	37,570	100.0%

NET DEMONSTRATED CAPABILITY (MW) AT PEAK / POWER SOURCE (%)
Coal	2,850	31.8%	2,850	29.7%	2,841	30.5%	2,841	30.9%	2,837	31.8%
Oil and gas	1,814	20.3%	1,997	29.7%	1,459	15.7%	1,459	15.8%	1,459	16.4%
Nuclear	0	0.0%	0	0.0%	0	0.0%	778	0.0%	778	0.0%
Combustion turbine	661	7.4%	661	6.9%	345	3.7%	345	3.7%	332	3.9%
Hydro	74	0.8%	73	0.8%	73	0.8%	74	0.8%	74	0.8%
Pumped storage	955	10.7%	955	10.0%	955	10.3%	955	10.4%	955	10.7%

Total owned generation	6,354	71.0%	6,536	68.2%	5,673	61.0%	6,452	70.1%	6,435	72.2%

Plus P&I power capability	2,600	29.0%	3,050	31.8%	3,627	39.0%	2,756	29.9%	2,516	27.8%

Total owned and P&I	8,954	100.0%	9,586	100.0%	9,300	100.0%	9,208	100.0%	8,951	100.0%

Peak load (MW) (b)	7,421		7,488		8,183		8,657		7,845
Reserve capacity (%)	17.0		22.0		12.0		6.0		12.4
Nameplate generating capacity (MW) at peak	6,784		6,784		6,784		6,784		6,784
Load factor (b)	55.9		59.2		56.3		52.4		54.7
Heat rate-average Btu of fuel per net kWh generated	9,522		10,201		10,198		10,123		10,088

(a)	Consumers’ portion of the Ludington pumped storage facility.

(b)	Excluding Retail Open Access loads.

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com

Consumers Gas Utility Financial & Operating Statistics

	2009	2008	2007	2006	2005

GAS REVENUE AND COST OF GAS ($ Millions)
Residential	$1,808	$1,971	$1,823	$1,646	$1,742
Commercial	511	598	552	498	510
Industrial	101	124	113	111	116
Other	3	5	6	4	9

Total sales revenue	$2,423	$2,698	$2,494	$2,259	$2,377
Transportation fees	48	45	44	40	43
Miscellaneous	85	84	83	75	63

Total gas utility revenue	$2,556	$2,827	$2,621	$2,374	$2,483
Cost of gas sold	1,778	2,079	1,918	1,770	1,844

Gas utility revenue net of cost of gas	$778	$748	$703	$604	$639

DEPRECIATION, DEPLETION AND AMORTIZATION	$118	$136	$127	$122	$117

OPERATING INCOME	$201	$190	$170	$113	$151

NET INCOME	$96	$89	$87	$37	$48

SALES AND DELIVERIES (Bcf)
Residential	163	171	167	154	176
Commercial	52	57	55	50	57
Industrial	11	12	12	12	13
Other	—	—	—	—	1

Total gas sales (1)	226	240	234	216	247
Gas transportation deliveries	93	98	107	92	103

Total gas sales and transportation deliveries	319	338	341	308	350

GAS CUSTOMERS BILLED (at December 31)
Residential	1,574,246	1,577,863	1,580,586	1,584,666	1,577,358
Commercial	118,199	118,870	119,703	119,936	121,314
Industrial	7,073	6,961	7,014	6,982	7,081
Transportation	2,725	2,507	2,495	2,483	2,567

Total customers	1,702,243	1,706,201	1,709,798	1,714,067	1,708,320

AVERAGE GAS REVENUE ($ per Mcf)
Residential	$11.09	$11.53	$10.93	$10.70	$9.89
Commercial	9.83	10.49	10.09	9.87	8.96
Industrial	9.18	10.33	9.62	9.45	8.68
Transportation (2)	0.82	0.70	0.68	0.61	0.61

GAS SUPPLY (MMcf)
Gas Cost Recovery	206,866	208,296	216,843	207,223	236,978
Gas Customer Choice	31,498	24,177	19,520	15,915	13,989

Total	238,364	232,473	236,363	223,138	250,967

AVERAGE COST OF GAS SOLD ($ per Mcf) (3)
Gas Cost Recovery	$7.66	$8.36	$7.91	$8.03	$7.47
Gas Customer Choice	7.98	9.99	9.79	8.94	6.75

AUTHORIZED RETURN ON EQUITY	10.6%	10.55%	10.75%	11.0%	11.4%

RATE BASE (at December 31) ($ Millions)	$2,778	$2,638	$2,444	$2,446	$2,226

EARNED RETURN ON EQUITY-FINANCIAL	9.9% [4]	9.2%	9.2%	4.4%	7.0%

HEATING DEGREE DAYS
Normal degree days in calendar year	7,098	7,098	7,098	7,098	7,098
Actual degree days	6,815	6,917	6,561	6,119	6,557
Percent colder (warmer) than normal	(4.0)	(2.6)	(7.6)	(13.8)	(7.6)
Increase (decrease) from normal in:
Gas deliveries (Bcf)	(0.9)	4.1	(6.3)	(30.2)	(7.4)
EPS	$(0.01)	$0.02	$(0.03)	$(0.12)	$(0.03)

(1)	Includes Gas Customer Choice sales.

(2)	Average gas revenue for transportation excludes amounts related to MCV and off-system transportation.

(3)	Includes pipeline transportation charges.

(4)	Rate is reflective of exceptionally warm weather

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com

Independent Power Production Asset List

	Gross		Primary			Percentage of Gross
	Capacity	CMS	Fuel		In-Service	Capacity Under Long-
No. Project Name	MW	MW	Type	Location	Date	Term Contract
						(%)
Projects in Operation:
* 1 Craven	50	25	Biomass	N. Carolina	1990	0
* 2 DIG	710	710	Natural Gas	Michigan	2001	92
* 3 Exeter	31	31	Tires	Connecticut	1991	0
* 4 Filer City	73	37	Coal/Wood Waste	Michigan	1990	100
* 5 Genesee	38	19	Biomass	Michigan	1996	100
* 6 Grayling	40	20	Biomass	Michigan	1992	100
* 7 Honey Lake	36	13	Biomass	California	1989	100
* 8 Michigan Power	224	224	Natural Gas	Michigan	1999	0

Projects in Operation	1,202	1,079

*	Operated by CMS Energy
As of March 2010

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com